CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - MFS Mid Cap Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
The Travelers Series Trust -                The Travelers Series Trust -
MFS Mid Cap Growth Portfolio                MFS Mid Cap Growth Portfolio

/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 -------------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: September 9, 2004                     Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Merrill Lynch Large Cap Core Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Administrative Officer
The Travelers Series Trust -              The Travelers Series Trust -
Merrill Lynch Large Cap Core Portfolio    Merrill Lynch Large Cap Core Portfolio

/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
---------------------------               -------------------------
R. Jay Gerken                             Andrew B. Shoup
Date: September 9, 2004                   Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Convertible Securities Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Administrative Officer
The Travelers Series Trust -                The Travelers Series Trust -
Convertible Securities Portfolio            Convertible Securities Portfolio


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 -------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: September 9, 2004                     Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.